UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Apollo Endosurgery, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of a form of letter to stockholders of Apollo Endosurgery, Inc., a Delaware corporation (the “Company” or “Apollo”), relating to the Agreement and Plan of Merger, dated November 29, 2022, by and among the Company, Boston Scientific Corporation, a Delaware corporation (“Boston Scientific”), and Textile Merger Sub, Inc., a Delaware corporation, and the proposed transactions thereunder.

This communication was first used or made available on January 31, 2023.

Letter to Stockholder

Dear Stockholder,

Apollo Endosurgery, Inc. (NASDAQ: APEN) has an upcoming Special Meeting of Stockholders to be held on February 9, 2023 at 12PM Central Time. You may refer to the proxy statement filed with the SEC on January 10, 2023 for additional information. You are being asked to vote on the following ballot items:

1.	Proposal to adopt the Agreement and Plan of Merger, by and among Apollo, Boston Scientific Corporation, and Textile Merger Sub, Inc.

2.	Proposal to approve an advisory vote on compensation that may be paid or become payable to Apollo’s named executive officers that is based on or otherwise relates to the merger.

3.	Proposal to approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate.

Since the passage of Proposal 1 requires the affirmative vote of holders of a majority of all outstanding shares of Apollo common stock as of the close of business on January 4, 2023, failure to vote your shares will count as a vote AGAINST the merger proposal. Therefore, we urge our stockholders who have not yet executed their vote to please do so.

The Board of Directors, as well as leading independent advisory firms Institutional Shareholder Services (ISS) and Glass Lewis & Co., recommend a vote FOR the merger proposal.

Please vote your shares now so that your vote can be counted without delay. Voting is easy. You may use one of the options below to ensure that your vote is promptly recorded in time for the Special Meeting:

•	VOTE BY TOUCH-TONE PHONE: You may cast your vote by calling the toll-free number on the enclosed proxy card. Follow the instructions on your proxy card to cast your vote.

•	VOTE VIA THE INTERNET: You may cast your vote by logging onto the website identified on the enclosed proxy card and following the instructions on the screen.

If you have any questions or require further assistance in voting your shares, please contact our proxy solicitation agent Alliance Advisors toll-free at 877-717-2315.

Sincerely,

Chas McKhann

President and Chief Executive Officer

IF YOU HAVE RECENTLY MAILED YOUR PROXY CARD OR CAST YOUR VOTE BY

PHONE OR INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

Additional Information and Where to Find It

In connection with that Agreement and Plan of Merger, dated November 29, 2022 (the “Merger Agreement”), by and among Apollo, Boston Scientific and Textile Merger Sub, Inc., a Delaware corporation, and the proposed transactions thereunder (the “Contemplated Transactions”), Apollo has filed with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements relating to the Contemplated Transactions and other relevant documents. The definitive proxy statement has been mailed to Apollo’s stockholders as of a record date to be established for voting on the Contemplated Transactions and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APOLLO, BOSTON SCIENTIFIC AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on Apollo’s website at https://ir.apolloendo.com/ or by contacting Apollo’s Investor Relations department via email at investor-relations@apolloendo.com.

Participants in the Solicitation

Apollo and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Apollo in connection with the Contemplated Transactions and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers are included in the preliminary and definitive proxy statements. Additional information regarding such directors and executive officers is included in Apollo’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of the Stockholders, which was filed with the SEC on April 25, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Apollo’s stockholders in connection with the Contemplated Transactions and any other matters to be voted upon at the special meeting are set forth in the preliminary and definitive proxy statements for the Contemplated Transactions. These documents are available free of charge as described in the preceding section.

Legal Notice Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this communication, including statements regarding the Contemplated Transactions, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this communication and information contained in this communication should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the ability of the parties to consummate the Contemplated Transactions in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Contemplated Transactions, including with respect to the approval of Apollo’s stockholders; potential delays in consummating the Contemplated Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Contemplated Transactions on Apollo’s business relationships, operating results and business generally; costs related to the Contemplated Transactions; the outcome of any legal proceedings that may be instituted against Apollo or its directors or officers related to the Merger Agreement or the Contemplated Transactions; the effects of the COVID-19 pandemic, including any new outbreaks and emerging variant strains of the virus, and related self-isolation and quarantine measures on Apollo’s business, revenue, future growth and results of operations; Apollo’s strategic plan; Apollo’s financial outlook; Apollo’s focus areas for investment and its investments; the effect of inflationary and/or recessionary pressure as well as macroeconomic uncertainty; foreign exchange fluctuations; reports of adverse events related to Apollo’s products; outcomes of clinical studies related to Apollo’s products; regulatory approvals and extensive regulatory oversight by the FDA or other regulatory authorities; unfavorable media coverage related to Apollo’s products or related procedures; coverage and reimbursement decisions by private or government payors; Apollo’s ability to support the adoption of its products and broaden its product portfolio; the potential size of Apollo’s addressable markets; the execution of Apollo’s gross margin improvement projects; global supply chain constraints; announcements by Apollo; Apollo’s competitors of business or strategic developments; and Apollo’s overall business trajectory. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by Apollo’s forward-looking statements is included in the reports Apollo has filed or will file with the SEC, including Apollo’s Annual Report on Form 10-K for the year ended December 31, 2021, and Apollo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. These filings are available on the investor relations section of Apollo’s website at https://ir.apolloendo.com/sec-filings and on the SEC’s website at www.sec.gov.